                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report   February 26, 1997 (Amended April 4, 1997)
              --------------------------------------------

                              FRAWLEY CORPORATION
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            (Exact Name of Registrant As Specified in its Charter)

                                   Delaware
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                (State or other jurisdiction of Incorporation)

        1-6436                                            95-2639686
-------------------------------               ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


           28720 Roadside Drive, Suite 128, Agoura Hills, CA   91301
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             (Address of principal executive offices)        (Zip Code)


                                (818) 735-6622
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              (Registrant's telephone number including area code)


               15760 Ventura Blvd., Suite 1201, Encino, CA 91436
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         (Former name or former address, if changed since last report)


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ITEM 4: Changes in Registrant's Certifying Accountant.

On February 26, 1997, Frawley Corporation's Board of Directors notified Deloitte & Touche LLP that they were being dismissed as the Company's independent auditors.

The decision was made due to the Company's substantial downsizing. The reduction in operations allows for a local accounting firm to perform the audit at a decreased cost.

The accountant's report on the Company's financial statements, for the years ended December 31, 1995 and 1994 by Deloitte & Touche LLP contained an emphasis paragraph on the Company's ability to continue as a going concern. These reports did not contain adverse opinions nor were they qualified or modified as to audit scope or accounting principles.

There were also no disagreements of any nature with the former auditors during the Company's most recent two fiscal years or any subsequent interim periods preceding the dismissal.


The new auditors are:

               LaRue, Corrigan & McCormick
               Certified Public Accountants
               5959 Topanga Canyon Boulevard
               Suite 180
               Woodland Hills, CA 91367

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FRAWLEY CORPORATION
                                       -------------------
                                          (REGISTRANT)


Date:  April 4, 1997           BY: /s/ Michael P. Frawley
                                  ----------------------------------------
                                       Michael P. Frawley, Vice President
                                       (Authorized Officer)

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                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]


April 7, 1997


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the statements in paragraphs 1, 3, and 4 of Item 4 of Form 8K of Frawley Corporation dated February 26, 1997 (as amended April 4,
1997). We have no basis to agree or disagree with the statements made in paragraph 2.

Yours truly,


/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP